Exhibit 99.1

NEWS RELEASE

For Immediate Release:
July 27, 2016

Investors: Scott Lamb, +1 832 513 1068, Scott.Lamb@CBI.com
Media: Gentry Brann, +1 832 513 1031, Gentry.Brann@CBI.com

CB&I Reports Second-Quarter 2016 Financial Results;
86% Increase in Net Cash from Operating Activities Versus Year-Ago Quarter

THE WOODLANDS, Texas, July 27, 2016, CB&I (NYSE: CBI) today reported net income of $123.8 million, or $1.17 per diluted share, for the second quarter of 2016, as compared to $169.5 million, or $1.55 per diluted share for the second quarter of 2015. On an adjusted basis, net income for the second quarter of 2015 was $125.7 million, or $1.15 per diluted share.
Revenues for the second quarter of 2016 were $2.7 billion, as compared to $3.2 billion in the second quarter of 2015, or $2.6 billion on an adjusted basis.
Net cash provided by operating activities during the second quarter of 2016 increased by 86 percent, to $177 million, as compared to $95 million of net cash provided by operating activities in the second quarter of 2015.
At the end of the second quarter of 2016, the company's total debt was $2.3 billion, down 10 percent from the end of 2015.
New awards for the second quarter of 2016 totaled $1.8 billion, as compared to $2.8 billion for the second quarter of 2015, or $2.3 billion on an adjusted basis. The company’s backlog at the end of the second quarter of 2016 was $19.6 billion.
“Our sound performance for the second quarter was highlighted by impressive cash flow, solid earnings, reduced debt and continued progress in lowering our effective tax rate,” said Philip K. Asherman, CB&I’s President and Chief Executive Officer. “We also resumed our stock repurchase program earlier this month and to date have purchased approximately 3.6 million shares, and we will continue to be active in the market until we reach our $200 million limit.
“Despite ongoing market uncertainty delaying the timing of final investment decisions, we were encouraged to see a meaningful rebound in new awards in our Technology operating group, which is often a leading indicator for subsequent EPC awards,” said Mr. Asherman.
Although CB&I’s unique business model and backlog position the company well for the long term, energy customers continue to defer the timing of new projects. As a result, the company is lowering its 2016 guidance as follows:
Revenue: $10.6 - $11.0 billion
Earnings Per Diluted Share: $4.70 - $5.00

Earnings Conference Call
CB&I will host a webcast on July 27 at 4:00 p.m. Central time (5:00 p.m. Eastern time) to discuss financial and operating results and answer questions from investors. The webcast will be available on the Investor Relations page of www.CBI.com.
About CB&I
CB&I (NYSE:CBI) is a leading provider of technology and infrastructure for the energy industry. With over 125 years of experience and the expertise of more than 40,000 employees, CB&I provides reliable solutions to our customers around the world while maintaining a relentless focus on safety and an uncompromising standard of quality. For more information, visit www.CBI.com.
Important Information For Investors And Shareholders
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases or expressions such as “achieve,” “forecast,” “plan,” “propose,” “strategy,” “envision,” “hope,” “will,” “continue,” “potential,” “expect,” “believe,” “anticipate,” “project,” “estimate,” “predict,” “intend,” “should,” “could,” “may,” “might” or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and “Forward-Looking Statements” described under “Risk Factors” in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2015, and any updates to those risk factors or “Forward-Looking Statements” included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference.
Non-GAAP Financial Measures
To supplement CB&I's consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including: adjusted revenue, adjusted income from operations, adjusted net income attributable to CB&I, adjusted net income attributable to CB&I per share (diluted), and adjusted operating cash flows. These non-GAAP financial measures exclude the results of CB&I's nuclear operations and non-cash charges related to the disposition of such operations. These non-GAAP financial measures are presented to enhance investors' understanding of the results of CB&I's core business operations. CB&I considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be CB&I's core operating performance, and are used by the company's management for that purpose. Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.
Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The presentation of these non-GAAP financial measures and key metrics is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. For more information on these non-GAAP financial measures and key metrics, please see the tables captioned “Non-GAAP Supplemental Adjusted Financial Data”, “Non-GAAP Supplemental Adjusted Segment Information” and “Reconciliation of Non-GAAP Supplemental Adjusted Segment Information to GAAP Information” which are included at the end of this release.

Chicago Bridge & Iron Company N.V.
Segment Information
(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2016		2015		2016		2015

NEW AWARDS (1)		% of		% of		% of		% of
		Total		Total		Total		Total
Engineering & Construction	$963,391	55%	$1,305,951	46%	$1,286,809	44%	$2,515,358	43%
Fabrication Services	252,978	14%	844,715	30%	626,667	21%	1,772,089	30%
Technology	107,769	6%	81,087	3%	191,389	6%	158,109	3%
Capital Services	434,701	25%	612,763	21%	851,373	29%	1,430,143	24%
Total	$1,758,839		$2,844,516		$2,956,238		$5,875,699

REVENUE		% of		% of		% of		% of
		Total		Total		Total		Total
Engineering & Construction	$1,543,126	57%	$1,916,122	60%	$3,059,454	57%	$3,734,708	59%
Fabrication Services	526,624	20%	611,330	19%	1,044,200	20%	1,249,139	20%
Technology	64,512	2%	92,975	3%	129,074	2%	192,336	3%
Capital Services	561,353	21%	586,686	18%	1,130,620	21%	1,156,675	18%
Total	$2,695,615		$3,207,113		$5,363,348		$6,332,858

INCOME FROM OPERATIONS		% of		% of		% of		% of
		Revenue		Revenue		Revenue		Revenue
Engineering & Construction	$95,638	6.2%	$176,467	9.2%	$207,558	6.8%	$312,885	8.4%
Fabrication Services	66,853	12.7%	55,937	9.2%	105,102	10.1%	108,336	8.7%
Technology	23,127	35.8%	36,741	39.5%	49,408	38.3%	84,765	44.1%
Capital Services	16,515	2.9%	14,962	2.6%	28,005	2.5%	24,919	2.2%
Total	$202,133	7.5%	$284,107	8.9%	$390,073	7.3%	$530,905	8.4%

BACKLOG (2)	June 30, 2016		% of Total		December 31, 2015		% of Total
Engineering & Construction	$11,159,593		57%		$12,892,804		57%
Fabrication Services	2,606,646		13%		3,107,500		14%
Technology	977,125		5%		963,058		4%
Capital Services	4,892,596		25%		5,680,577		25%
Total	$19,635,960				$22,643,939

(1) New awards represent the value of new project commitments received by the Company during a given period, as well as scope growth on existing commitments.

(2) Backlog includes the value of new award commitments until work is performed and revenue is recognized or until cancellation. Backlog may also fluctuate with currency movements.

Chicago Bridge & Iron Company N.V.
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months		Six Months
	Ended June 30,		Ended June 30,
	2016	2015	2016	2015

Revenue	$2,695,615	$3,207,113	$5,363,348	$6,332,858
Cost of revenue	2,401,089	2,823,990	4,781,217	5,579,564
Gross profit	294,526	383,123	582,131	753,294
% of Revenue	10.9%	11.9%	10.9%	11.9%

Selling and administrative expense	82,731	85,153	175,328	194,254
% of Revenue	3.1%	2.7%	3.3%	3.1%

Intangibles amortization	10,494	14,942	21,771	30,594
Equity earnings	(1,985)	(394)	(5,975)	(4,596)
Other operating expense (income), net	1,153	(685)	934	2,137
Income from operations	202,133	284,107	390,073	530,905
% of Revenue	7.5%	8.9%	7.3%	8.4%

Interest expense	(26,073)	(21,114)	(51,971)	(43,400)
Interest income	3,059	2,184	5,548	4,232
Income before taxes	179,119	265,177	343,650	491,737

Income tax expense	(46,571)	(79,289)	(91,140)	(149,100)
Net income	132,548	185,888	252,510	342,637

Less: Net income attributable to noncontrolling interests	(8,709)	(16,373)	(21,746)	(40,894)
Net income attributable to CB&I	$123,839	$169,515	$230,764	$301,743

Net income attributable to CB&I per share:
Basic	$1.18	$1.56	$2.20	$2.78
Diluted	$1.17	$1.55	$2.18	$2.76

Weighted average shares outstanding:
Basic	105,298	108,700	105,051	108,450
Diluted	106,091	109,533	105,925	109,386

Cash dividends on shares:
Amount	$7,372	$7,610	$14,731	$15,207
Per share	$0.07	$0.07	$0.14	$0.14

Chicago Bridge & Iron Company N.V.
Condensed Consolidated Balance Sheets
(in thousands)

	June 30,	December 31,
	2016	2015
ASSETS

Current assets	$3,649,294	$3,367,299
Equity investments	149,043	136,845
Property and equipment, net	587,059	604,043
Goodwill and other intangibles, net	4,101,555	4,122,455
Other non-current assets	895,547	961,418
Total assets	$9,382,498	$9,192,060

LIABILITIES AND SHAREHOLDERS' EQUITY

Current maturities of long-term debt and other borrowings, net	$863,270	$800,871
Other current liabilities	4,272,183	4,056,077
Long-term debt, net	1,474,498	1,791,832
Other non-current liabilities	382,584	379,690

Shareholders' equity	2,389,963	2,163,590
Total liabilities and shareholders’ equity	$9,382,498	$9,192,060

Condensed Consolidated Statements of Cash Flows and Other Financial Data
(in thousands)

	Six Months
	Ended June 30,
	2016	2015
CASH FLOWS

Cash flows from operating activities	$319,264	$(194,704)
Cash flows from investing activities	(115,668)	(189,644)
Cash flows from financing activities	(137,736)	422,223
Effect of exchange rate changes on cash and cash equivalents	(13,169)	(34,110)
Increase in cash and cash equivalents	52,691	3,765
Cash and cash equivalents, beginning of the year	550,221	351,323
Cash and cash equivalents, end of the period	$602,912	$355,088

OTHER FINANCIAL DATA

Increase in receivables, net	$(113,662)	$(20,291)
Change in contracts in progress, net	87,405	(626,450)
Decrease (increase) in inventory	15,334	(6,089)
Decrease in accounts payable	(53,637)	(77,798)
Change in contract capital	$(64,560)	$(730,628)

Depreciation and amortization	$62,853	$86,699
Capital expenditures	$25,276	$33,717

Chicago Bridge & Iron Company N.V.
Non-GAAP Supplemental Adjusted Financial Data
(amounts adjusted to exclude the results of our nuclear operations and non-cash charges related to the disposition of our nuclear operations)
(in thousands, except per share data)

	Three Months Ended March 31, 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business

Revenue	$3,125,745	$—	$(488,259)	$2,637,486
Income from operations	$246,798	$—	$(45,600)	$201,198
Net income attributable to CB&I	$132,228	$—	$(27,816)	$104,412
Net income attributable to CB&I per share (diluted) (2)	$1.21	$—	$(0.25)	$0.96
New Awards	$3,031,183	$—	$(5,206)	$3,025,977
Backlog	$29,934,182	$—	$(8,193,792)	$21,740,390
Operating Cash Flows	$(289,871)	$—	$303,600	$13,729

	Three Months Ended June 30, 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business

Revenue	$3,207,113	$—	$(564,327)	$2,642,786
Income from operations	$284,107	$—	$(71,800)	$212,307
Net income attributable to CB&I	$169,515	$—	$(43,798)	$125,717
Net income attributable to CB&I per share (diluted) (2)	$1.55	$—	$(0.40)	$1.15
New Awards	$2,844,516	$—	$(574,719)	$2,269,797
Backlog	$29,432,933	$—	$(8,204,184)	$21,228,749
Operating Cash Flows	$95,167	$—	$271,200	$366,367

	Three Months Ended September 30, 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business

Revenue	$3,321,682	$—	$(502,922)	$2,818,760
(Loss) income from operations	$(889,962)	$1,160,480	$(45,715)	$224,803
Net (loss) income attributable to CB&I	$(740,433)	$904,230	$(27,886)	$135,911
Net (loss) income attributable to CB&I per share (diluted) (3)	$(7.02)	$8.56	$(0.26)	$1.28
New Awards	$4,000,302	$—	$(84,289)	$3,916,013
Backlog	$29,928,616	$—	$(7,785,551)	$22,143,065
Operating Cash Flows	$21,282	$—	$305,685	$326,967

	Three Months Ended December 31, 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business

Revenue	$3,274,964	$—	$(505,659)	$2,769,305
(Loss) income from operations	$(66,060)	$345,371	$(52,035)	$227,276
Net (loss) income attributable to CB&I	$(65,725)	$230,910	$(31,741)	$133,444
Net (loss) income attributable to CB&I per share (diluted) (3)	$(0.63)	$2.19	$(0.30)	$1.26
New Awards	$3,262,497	$—	$(8,151)	$3,254,346
Backlog	$22,643,939	$—	$—	$22,643,939
Operating Cash Flows	$117,208	$—	$252,865	$370,073

	Twelve Months Ended December 31, 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business

Revenue	$12,929,504	$—	$(2,061,167)	$10,868,337
(Loss) income from operations	$(425,117)	$1,505,851	$(215,150)	$865,584
Net (loss) income attributable to CB&I	$(504,415)	$1,135,140	$(131,241)	$499,484
Net (loss) income attributable to CB&I per share (diluted) (3)	$(4.72)	$10.58	$(1.22)	$4.64
New Awards	$13,138,498	$—	$(672,365)	$12,466,133
Backlog	$22,643,939	$—	$—	$22,643,939
Operating Cash Flows	$(56,214)	$—	$1,133,350	$1,077,136

(1)  The summary unaudited adjusted financial information presented in the tables above is for illustrative purposes only and is based on assumptions and estimates considered appropriate by CB&I management; however, it is not necessarily indicative of what CB&I’s consolidated financial position or results of operations actually would have been assuming the transaction was completed on January 1, 2015, and does not purport to represent CB&I’s consolidated financial position or results of operations for future periods. The above should be read together with the historical financial statements, including the related notes thereto, included in CB&I’s Annual Report on Form 10-K for the year ended December 31, 2015, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015, and September 30, 2015.

(2) The unadjusted and adjusted per share amounts for the three months ended March 31, 2015, and June 30, 2015, are based upon diluted weighted average shares of 109,261 and 109,533, respectively.

(3)   The unadjusted per share amounts for the three months ended September 30, 2015, and December 31, 2015, and twelve months ended December 31, 2015, are based upon diluted weighted average shares that are equivalent to our basic weighted average shares of 105,454, 104,763 and 106,766, respectively, due to the net loss for the periods, and the adjusted per share amounts are based upon diluted weighted average shares of 106,322,105,926 and 107,719, respectively.

Chicago Bridge & Iron Company N.V.
Non-GAAP Supplemental Adjusted Segment Information
(amounts adjusted to exclude the results of our nuclear operations and non-cash charges related to the disposition of our nuclear operations)
(in thousands)

	Three Months Ended								Twelve Months Ended
	March 31, 2015 (1)		June 30, 2015 (1)		September 30, 2015 (1)		December 31, 2015 (1)		December 31, 2015 (1)

NEW AWARDS		% of		% of		% of		% of		% of
		Total		Total		Total		Total		Total
Engineering & Construction	$1,204,201	40%	$731,232	32%	$2,323,546	60%	$1,778,520	55%	$6,037,499	48%
Fabrication Services	927,374	31%	844,715	37%	840,658	21%	493,816	15%	3,106,563	25%
Technology	77,022	2%	81,087	4%	97,539	2%	321,892	10%	577,540	5%
Capital Services	817,380	27%	612,763	27%	654,270	17%	660,118	20%	2,744,531	22%
Total	$3,025,977		$2,269,797		$3,916,013		$3,254,346		$12,466,133

REVENUE		% of		% of		% of		% of		% of
		Total		Total		Total		Total		Total
Engineering & Construction	$1,330,327	50%	$1,351,795	51%	$1,443,504	51%	$1,510,891	55%	$5,636,517	52%
Fabrication Services	637,809	24%	611,330	23%	640,201	23%	553,350	20%	2,442,690	22%
Technology	99,361	4%	92,975	4%	118,269	4%	88,494	3%	399,099	4%
Capital Services	569,989	22%	586,686	22%	616,786	22%	616,570	22%	2,390,031	22%
Total	$2,637,486		$2,642,786		$2,818,760		$2,769,305		$10,868,337

INCOME FROM OPERATIONS		% of		% of		% of		% of		% of
		Revenue		Revenue		Revenue		Revenue		Revenue
Engineering & Construction	$90,818	6.8%	$104,667	7.7%	$107,411	7.4%	$112,484	7.4%	$415,380	7.4%
Fabrication Services	52,399	8.2%	55,937	9.2%	61,408	9.6%	55,523	10.0%	225,267	9.2%
Technology	48,024	48.3%	36,741	39.5%	31,911	27.0%	34,201	38.6%	150,877	37.8%
Capital Services	9,957	1.7%	14,962	2.6%	24,073	3.9%	25,068	4.1%	74,060	3.1%
Total	$201,198	7.6%	$212,307	8.0%	$224,803	8.0%	$227,276	8.2%	$865,584	8.0%

(1)   The summary unaudited adjusted financial information reflects the removal of the results of our nuclear power construction business sold on December 31, 2015, and reflects the removal of the related disposition charges incurred as a result of the sale, as quantified below. The information presented in the tables above is for illustrative purposes only. The exclusion of our nuclear power construction business and the $1,160,480 and $345,371 of charges related to the disposition of our nuclear operations for the three months ended September 30, 2015, and December 31, 2015, respectively, are non-GAAP financial measures, which we believe provides users a better indication of our operating performance. See “Reconciliation of Non-GAAP Supplemental Adjusted Segment Information to GAAP Information” table.

Chicago Bridge & Iron Company N.V.
Reconciliation of Non-GAAP Supplemental Adjusted Segment Information to GAAP Information
(in thousands)

	Three Months Ended								Twelve Months Ended
	March 31, 2015		June 30, 2015		September 30, 2015		December 31, 2015		December 31, 2015
NEW AWARDS

Engineering & Construction
Excluding Nuclear Operations	$1,204,201		$731,232		$2,323,546		$1,778,520		$6,037,499
Nuclear Operations	5,206		574,719		84,289		8,151		672,365
Total	$1,209,407		$1,305,951		$2,407,835		$1,786,671		$6,709,864

CB&I
Excluding Nuclear Operations	$3,025,977		$2,269,797		$3,916,013		$3,254,346		$12,466,133
Nuclear Operations	5,206		574,719		84,289		8,151		672,365
Total	$3,031,183		$2,844,516		$4,000,302		$3,262,497		$13,138,498

REVENUE

Engineering & Construction
Excluding Nuclear Operations	$1,330,327		$1,351,795		$1,443,504		$1,510,891		$5,636,517
Nuclear Operations	488,259		564,327		502,922		505,659		2,061,167
Total	$1,818,586		$1,916,122		$1,946,426		$2,016,550		$7,697,684

CB&I
Excluding Nuclear Operations	$2,637,486		$2,642,786		$2,818,760		$2,769,305		$10,868,337
Nuclear Operations	488,259		564,327		502,922		505,659		2,061,167
Total	$3,125,745		$3,207,113		$3,321,682		$3,274,964		$12,929,504

INCOME (LOSS) FROM OPERATIONS		% of		% of		% of		% of		% of
		Revenue		Revenue		Revenue		Revenue		Revenue
Engineering & Construction
Excluding Nuclear Operations	$90,818	6.8%	$104,667	7.7%	$107,411	7.4%	$112,484	7.4%	$415,380	7.4%
Nuclear Operations	45,600		71,800		(1,114,765)		(293,336)		(1,290,701)
Total	$136,418	7.5%	$176,467	9.2%	$(1,007,354)	(51.8)%	$(180,852)	(9.0)%	$(875,321)	(11.4)%

CB&I
Excluding Nuclear Operations	$201,198	7.6%	$212,307	8.0%	$224,803	8.0%	$227,276	8.2%	$865,584	8.0%
Nuclear Operations	45,600		71,800		(1,114,765)		(293,336)		(1,290,701)
Total	$246,798	7.9%	$284,107	8.9%	$(889,962)	(26.8)%	$(66,060)	(2.0)%	$(425,117)	(3.3)%

Investors: Scott Lamb, +1 832 513 1068, Scott.Lamb@CBI.com
Media: Gentry Brann, +1 832 513 1031, Gentry.Brann@CBI.com